United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2009

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01 Regulation FD Disclosure.

As announced by the Company in its press release dated April 27, 2009, the Company will make a presentation at the 2009 American Gas Association Financial Forum on May 4, 2009.  The materials attached will be used in the presentation.  The webcast of the presentation will be available on the Company’s website, www.thelacledegroup.com, for one month.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	May 4, 2009 presentation materials for 2009 American Gas Association Financial Forum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: May 1, 2009	By:	/s/ M. D. Waltermire
M. D. Waltermire Chief Financial Officer

LACLEDE GAS COMPANY

Date: May 1, 2009	By:	/s/ M. D. Waltermire
M. D. Waltermire Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	May 4, 2009 presentation materials for the 2009 American Gas Association Financial Forum.